Filed Pursuant to Rule 497(k)

File Nos. 333-167073; 811-22417

Destra Granahan Small Cap Advantage Fund

a series of Destra Investment Trust

December 20, 2021

Supplement to the

Summary Prospectus,

dated February 1, 2021

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus

Effective immediately, the following replaces the section entitled “Portfolio Managers” on page 8 of the Summary Prospectus:

Portfolio Managers

Granahan Investment Management, Inc.
Andrew L. Beja, CFA (Managing Director)	Co-Lead Portfolio Manager of Fund since 2019
Jeffrey A. Harrison, CFA (Managing Director)	Co-Lead Portfolio Manager of Fund since 2021
Jennifer M. Pawloski (Managing Director)	Portfolio Manager of Fund since 2019
David M. Rose, CFA (Managing Director)	Portfolio Manager of Fund since 2019
Richard Watson, CFA (Senior Vice President)	Portfolio Manager of Fund since 2021

The Co-Lead Portfolio Managers and Portfolio Managers (together, the “portfolio managers”) are primarily and jointly responsible for the day-to-day management of the Fund.

Please retain this Supplement with your Summary Prospectus for future reference.